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                                OPTION AGREEMENT

      OPTION AGREEMENT (this "Agreement") dated as of June 12, 1998 among Jeffrey Morer, O.D. (the "Stockholder"), Jeffrey Morer, O.D., P.C. (the "Practice") and HealthDrive Corporation, a Delaware corporation (the "Company").

      WHEREAS, the Stockholder holds 100 shares, no stated par value per share, of the Practice (the "Common Stock"), such shares being all of the issued and outstanding capital stock of the Practice;

      WHEREAS, the Practice is a professional corporation organized under the laws of the Commonwealth of Massachusetts engaged in the practice of optometry;

      WHEREAS, the Company and the Practice are entering into an Operating Agreement, dated as of the date hereof (the "Operating Agreement"), pursuant to which, among other things, the Company will provide the Practice certain services, capital and a license to the use of the name "HealthDrive";

      WHEREAS, the Company is unwilling to enter into the Operating Agreement unless the Stockholder and the Practice enter into this Agreement;

      WHEREAS, the Stockholder will receive substantial value from the entrance by the Company into the Operating Agreement with the Practice by virtue of its status as the holder of all of the outstanding Common Stock; and

      WHEREAS, in order to induce the Company to enter into the Operating Agreement, the Stockholder is willing to grant to the Company, on the terms and subject to the conditions set forth herein, an option to purchase from the Stockholder all of the outstanding shares of the Common Stock, and the Company is willing to enter into this Agreement and grant the Stockholder an option to cause the Company to purchase all of the outstanding shares of Common Stock at a nominal purchase price, and be bound by the terms, provisions, covenants and conditions set forth herein;

      NOW, THEREFORE, the parties hereto mutually covenant and agree as follows:

      1. Company Stock Option. Subject to the terms and conditions set forth in this Agreement, the Stockholder hereby grants to the Company an option (the "Company Option") to purchase from the Stockholder at any time, from and after the date hereof, all of the shares (the "Shares") of Common Stock then outstanding at an aggregate purchase price equal to the fair market value of the Shares as determined by agreement between the Company and the Stockholder, but in no event an amount greater than $100,000 (the "Company Exercise Price"). The Stockholder hereby acknowledges and agrees that the Company has superior knowledge and experience with respect to the fair market value of the equity of medical practices which have entered into operating agreements similar to the Operating Agreement. In the event that the Company and the Stockholder are, after good

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                                      -2-

faith negotiation, unable to agree upon the fair market value of the Shares, the Stockholder hereby agrees that the Company, in its sole discretion, shall determine fair market value. The Company shall make such determination in good faith and based on its knowledge and experience.

      2. Stockholder Option. Subject to the terms and conditions set forth in this Agreement, the Company hereby grants to the Stockholder an option (the "Stockholder Option") to cause the Company to purchase from the Stockholder at any time, from and after the date hereof, all of the Shares at an aggregate purchase price equal to $50.00 (the "Stockholder Exercise Price").

      3. Exercise and Payment; Designation of Purchaser; Termination.

      (a) The Company shall, at its sole discretion, have the right to appoint a designated purchaser (the "Company Designee") to purchase the Shares from the Stockholder in accordance with the terms hereof upon the exercise of either the Company Option or the Stockholder Option.

      (b) The Company Option may be exercised by the Company by delivering to the Stockholder, on a date (the "Company Notice Date") no less than five (5) days prior to the date on which the Company wishes to exercise the Option (the "Company Exercise Date"), written notice which shall specify that the Company elects to exercise the Option and the identity of the Company Designee.

      (c) The Stockholder Option may be exercised by the Stockholder by delivering to the Company, on a date (the "Stockholder Notice Date"), no less than two years prior to the date on which the Stockholder wishes to exercise the Stockholder Option (the "Stockholder Exercise Date"), written notice which shall specify that the Stockholder elects to exercise the Stockholder Option.

      (d) On the applicable Exercise Date, the Company or the Company Designee shall deliver to the Stockholder the applicable Exercise Price for the Shares to be purchased in the form of cash, check, bank draft or postal or express money order payable to the order of the Stockholder in United States dollars. Immediately following receipt of the applicable Exercise Price, the Stockholder shall cause the Practice to, and the Practice shall, issue and promptly deliver to the Company or the Company Designee, if any, a certificate or certificates for such number of Shares registered in the name of the Company or such Company Designee, which certificate shall bear a legend substantially in the form of that set forth in Section 7. In addition, the Practice shall cancel a certificate or certificates for such number of Shares registered in the name of the Stockholder as of such date.

      (e) As soon as reasonably practicable after the applicable Exercise Date, the Company Designee shall cause the Practice to change its name to the name of the Company Designee.


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                                      -3-

      4. Additional Agreements of Practice. Without limiting the Company's right to waive such restrictions created hereby prior to the earlier of expiration of the Company Option or the termination of this Agreement, the Practice shall not, without the consent of the Company, (i) authorize, issue, sell, redeem or repurchase any class of capital stock of the Practice, including without limitation Common Stock, or grant any options, warrants or other rights to purchase any class of capital stock of the Practice, including without limitation Common Stock, or (ii) be a party to any merger, consolidation, sale of all or substantially all, or a material portion, of the Practice's assets, liquidation or recapitalization in which the previously outstanding shares of capital stock of the Practice shall be changed into or exchanged for different securities of the Practice or securities of another corporation or interests in a noncorporate entity other property (including cash). In the event that the Shares are transferred to a Company Designee pursuant to the exercise of the Company Option or the Stockholder Option, the Practice shall enter into an Option Agreement, in substantially the form of this Agreement, with the Company and such Company Designee.

      5. Practice and Stockholder Representations. Each of the Practice and the Stockholder hereby represents and warrants to the Company as follows: this Agreement has been duly executed and delivered by each of the Practice and the Stockholder and constitutes a legal, valid and binding obligation of each of the Practice and the Stockholder enforceable against each of the Practice and the Stockholder in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Charter or By-laws of the Practice, any agreement to which either or both of the Practice or the Stockholder is a party or by which either or both the Practice or the Stockholder is bound and will not violate any other restriction of any kind or character to which either or both of the Practice or the Stockholder is subject.

      6. Rights as Shareholder. Neither the Company nor any Company Designee shall have any rights as a shareholder with respect to any Shares covered by the Company Option until the date of tender of the Exercise Price.

      7. Segregation of Shares. The Stockholder shall cause the Practice to, and the Practice shall, issue, in the Stockholder's name, a new certificate representing all of the Shares outstanding on the date hereof, which certificate shall be held, together with an appropriate stock power in favor of Company and executed by the Stockholder, by the Secretary of the Practice or another mutually agreed-upon party. The new certificates representing such Shares, and any other certificates issued prior to the earlier of the exercise of the Company Option or the Stockholder Option or the termination of this Agreement, that represent any Shares, shall bear a legend in substantially the following form:

      PURSUANT TO AN OPTION AGREEMENT, AMONG HEALTHDRIVE CORPORATION, THE ISSUER OF THE SECURITIES REPRESENTED HEREBY AND THE HOLDER HEREOF, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE ASSIGNED, TRANSFERRED OR OTHERWISE

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                                      -4-

      DISPOSED OF WITHOUT THE EXPLICIT WRITTEN CONSENT OF THE COMPANY UNTIL THE OPTION GRANTED TO THE COMPANY BY SUCH OPTION AGREEMENT HAS BEEN EXERCISED OR SUCH OPTION AGREEMENT HAS BEEN TERMINATED.

      8. Restrictions on Transfer. The Stockholder shall not assign, transfer or otherwise dispose of the Shares unless and until the Company Option has been exercised or this Agreement has been terminated. The Practice agrees that, unless and until the Company Option has been exercised or this Agreement has been terminated, the Practice will not recognize any purported assignment or transfer of any of the Shares.

      9. Compliance with Law. The Stockholder shall cause the Practice, and the Practice shall be obligated, to take any and all actions as are necessary or desirable in order to cause the issuance and delivery of stock certificates to the Company Designee upon exercise of the Company Option or the Stockholder's Option to comply with all applicable laws and regulations of any governmental authority.

      10. Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally or by mail, postage prepaid addressed as follows:

      If to the Company, to:

                  HealthDrive Corporation
                  25 Needham Street
                  Newton, MA  02161
                  Attention:  Chief Executive Officer

      If to the Practice, to:

                  Jeffrey Morer, O.D., P.C.
                  c/o HealthDrive Corporation
                  25 Needham Street
                  Newton, MA  02161
                  Attention:  President

      If to the Stockholder, to:

                  Jeffrey Morer, O.D.
                  c/o HealthDrive Corporation
                  25 Needham Street
                  Newton, MA  02161

      11. Entire Agreement. This Agreement sets forth the entire understanding among the parties hereto with respect to the matters set forth herein and supersedes all previous


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                                      -5-

and contemporaneous written or oral negotiations, commitments, understandings and agreements with respect to such matters.

      12. Remedies. The parties hereto will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

      13. Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      14. Binding Agreement; Amendment and Termination. This Agreement is intended to take effect and be binding upon the parties hereto and their heirs, executors, administrators, successors and assigns as a sealed instrument. This Agreement may be amended or terminated only by a writing executed by each of the Company, the Practice and the Stockholder.

      15. Counterparts. This Agreement may be executed in one or more counterparts, each of which need not contain the signatures of all parties hereto, and all of such counterparts taken together shall constitute one agreement. Copies of executed counterparts transmitted by facsimile or other electronic transmission shall be considered original executed counterparts for purposes of this paragraph provided receipt of copies of such counterparts is confirmed.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                    STOCKHOLDER:


                                    ________________________________


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                                      -6-

                                    JEFFREY MORER, O.D., P.C.


                                    By:_____________________________

                                    Name:______________________

                                    Title:__________________________


                                    HEALTHDRIVE CORPORATION


                                    By:_____________________________

                                    Name:______________________

                                    Title:__________________________


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                                   STOCK POWER

      FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto ______________ ( ) Shares of Common Stock of _______________, P.C. standing in its name on the books of said Corporation represented by Certificate No. __ herewith, and do hereby irrevocably constitute and appoint __________ attorney to transfer the said stock on the books of said Corporation with full power and substitution in the premises.

Dated ____________


                                          ______________________________

In presence of


____________________________________